SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BROOKS FIBER PROPERTIES, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14-a(6)(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     5) Total fee paid:

- --------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

- --------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

     3) Filing Party:

- --------------------------------------------------------------------------------

     4) Date Filed:

- --------------------------------------------------------------------------------

                                    [FRONT]
[LOGO]

                                                                   July __, 1996

Dear Stockholder:

        It is a pleasure to invite you to attend the 1996 Annual Meeting of Stockholders of Brooks Fiber Properties, Inc., to be held on Tuesday, August 20, 1996 in the _________________, ___________ Missouri at 10:00 a.m., St. Louis
time. This will be the Company's first Annual Meeting of Stockholders as a public company and it comes in the midst of a year marked by significant accomplishments for the Company. We look forward to welcoming you to the meeting.

        Whether or not you plan to attend the meeting in person, it is important that your shares are represented at the meeting. I urge you to vote your shares by marking the proxy form below, detaching it, and returning it promptly in the envelope provided for that purpose.


                                        Robert A. Brooks
                                        Chairman of the Board


                            (Detach Proxy Form Here)
- --------------------------------------------------------------------------------
                          BROOKS FIBER PROPERTIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert A. Brooks, James C. Allen and David L. Solomon, or any one of them, the true and lawful attorneys in fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of BROOKS FIBER PROPERTIES, INC. (the "Company") to be held on Tuesday, August 20, 1996, commencing at 10:00 a.m., St. Louis time, at __________________, Missouri, and at any and all postponements and adjournments of said meeting, and to vote all the shares of Voting Common Stock of the Company standing on the books of the Company in the name of the undersigned as specified below and in the discretion of any such person on such other business as may properly come before the meeting and any postponement or adjournment thereof.

                 MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING:

1. Election of Directors

   |_| FOR all nominees listed below
       (except as marked to the contrary below)

   |_| WITHHOLD AUTHORITY
       to vote for all nominees listed below

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
          STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

              James C. Allen, Robert F. Benbow, William J. Bresnan,
        Robert A. Brooks, Jonathan M. Nelson, G. Jackson Tankersley, Jr.,
                     Ronald H. Vander Pol and D. Craig Young

2. Proposal to amend the Restated Certificate of Incorporation of the Company to classify the Board of Directors (NOTE: Abstentions from this proposal will count as votes against the proposal)

   |_| FOR                        |_| AGAINST                       |_|  ABSTAIN

3. Proposal to approve the adoption of the Brooks Fiber Properties, Inc. 1996 Employee Stock Purchase Plan (NOTE: Abstentions from this proposal will count as votes against the proposal)

   |_| FOR                        |_| AGAINST                        |_| ABSTAIN

4. Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for 1996 (NOTE: Abstentions from this proposal will count as votes against the proposal)

   |_| FOR                        |_| AGAINST                       |_|  ABSTAIN

         Please complete, sign and date other side and return promptly.


                                     [BACK]
























                            (Detach Proxy Form Here)
- --------------------------------------------------------------------------------

     The undersigned hereby acknowledges receipt of Notice of said Annual Meeting and accompanying Proxy Statement.

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF SAID NOMINEES AS DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

                                    Dated this _____ day of __________, 1996.


                                    --------------------------------------------


                                    --------------------------------------------
                                    (If Stock is owned in joint names, both
                                    owners must sign, or if corporation,
                                    partnership or trust, must be signed by
                                    authorized officer, partner or trustee.) If address at left is incorrect, please write in the correct information.

   PLEASE SIGN AS REGISTERED AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE TO:
       BOATMEN'S TRUST COMPANY, P.O. BOX 14764, ST. LOUIS, MO 63178-9926.

                                PRELIMINARY COPY

[LOGO]

                         NOTICE OF THE ANNUAL MEETING OF
                               THE STOCKHOLDERS OF
                          BROOKS FIBER PROPERTIES, INC.

                                                             St. Louis, Missouri
                                                                   July __, 1996

TO THE STOCKHOLDERS OF
BROOKS FIBER PROPERTIES, INC.

     The Annual Meeting of the Stockholders of Brooks Fiber Properties, Inc., a Delaware corporation (the "Company"), will be held in the ____________________, ______________, Missouri on Tuesday, August 20, 1996, commencing at 10:00 a.m., St. Louis time, for the following purposes:

1. To elect eight directors, two to hold office until the 1997 Annual Meeting of Stockholders, three to hold office until the 1998 Annual Meeting of Stockholders and three to hold office until the 1999 Annual Meeting of Stockholders, or if Proposal 2 is not approved, each to hold office until the 1997 Annual Meeting of Stockholders, and in each case until his respective successor is elected and qualified or until his earlier death, resignation or removal;

2. To consider and vote upon approval of a proposed amendment to the Company's Restated Certificate of Incorporation to divide the Board of Directors into three classes having staggered terms of three years each;

3. To consider and vote upon approval of the adoption of the Brooks Fiber Properties, Inc. 1996 Employee Stock Purchase Plan;

4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1996; and

5. To transact such other business, if any, as properly may be brought before the meeting and any postponement or adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on July 2, 1996 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the meeting and any postponement or adjournment thereof.

     By order of the Board of Directors.

                                        John P. Denneen
                                        Secretary

July __, 1996
St. Louis, Missouri

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

[LOGO]

                          BROOKS FIBER PROPERTIES, INC.
                      425 WOODS MILL ROAD SOUTH, SUITE 300
                         TOWN & COUNTRY, MISSOURI 63017

                                 PROXY STATEMENT

                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 20, 1996
                     __________________, _________, MISSOURI

     This proxy statement is furnished to the holders of Voting Common Stock, $.01 par value per share ("Common Stock"), of Brooks Fiber Properties, Inc., a Delaware corporation (the "Company" or "BFP"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Tuesday, August 20, 1996 and at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of the Annual Meeting of the Stockholders. Such holders are hereinafter referred to as the "Stockholders." The Company is first mailing this proxy statement and the enclosed form of proxy to Stockholders on or about July ___, 1996.

     Whether or not you expect to be present in person at the meeting, you are requested to complete, sign, date and return the enclosed form of proxy. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of Common Stock can be voted only when represented by a properly executed proxy. Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The close of business on July 2, 1996 has been fixed as the record date for the determination of the Stockholders entitled to vote at the 1996 Annual Meeting of Stockholders. As of the record date, 28,352,160 shares of Common Stock were issued and outstanding and entitled to vote at the 1996 Annual Meeting. Stockholders will be entitled to cast one vote on each matter for each share of Common Stock held of record on the record date. A majority of such shares are required to be present or represented at the 1996 Annual Meeting in order for there to be a quorum for the conduct of business.

     A plurality of the votes of the holders of the shares of the Company's Common Stock entitled to vote which are present in person or represented by proxy at the 1996 Annual Meeting shall be sufficient to elect directors (Proposal 1). The affirmative vote of the holders of at least 662/3% of the shares of the Company's Common Stock outstanding on the record date is required to approve the amendment to the Company's Restated Certificate of Incorporation (Proposal 2). The affirmative vote of the holders of a majority of shares of the Company's Common Stock entitled to vote which are present in person or represented by proxy at the 1996 Annual Meeting is required to approve the 1996 Employee Stock Purchase Plan (Proposal 3), to ratify the appointment of independent public accountants (Proposal 4), and to act on any other matters properly brought before the meeting.

     Under the General Corporation Law of the state of Delaware, a withheld vote and broker non-votes are not deemed to be voted and, as a result, abstentions and broker non-votes are not included in the tabulation of the voting results on the election of directors. Shares represented by proxies which are marked "abstain" and broker non-votes on Proposal 2, 3 or 4 will be counted for the purpose of determining the number of shares represented by proxy at the meeting as to such Proposal. Such proxies will have the same effect as if the shares represented thereby were voted AGAINST such Proposal. If no specification is made on a duly executed proxy, the proxy will be voted FOR the election of the directors nominated by the Board of Directors, FOR Proposals 2, 3 and 4, and in the discretion of the persons named as proxies, on such other business as may properly come before the meeting.

     A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have or choose to exercise discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes and shares as to which Stockholders abstain are included for purpose of determining whether a quorum is present at a meeting.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1995 accompanies this Proxy Statement.


COMMON STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS

     The following table sets forth information regarding the amount of the Company's outstanding Common Stock as of July 2, 1996 beneficially owned by each director and nominee, the Chief Executive Officer and the four other most highly compensated executive officers of the Company (each a "Named Executive") and all of the directors and executive officers of the Company as a group:

                                                                              PERCENT OF
                                                        NUMBER OF SHARES     COMMON STOCK
NAME OF BENEFICIAL OWNER                               BENEFICIALLY OWNED  OUTSTANDING <F1>
- -----------------------------------------------------  ------------------  ----------------

James C. Allen (Chief Executive Officer and Director)      265,057 <F2>             *
Robert F. Benbow (Director)                              1,063,638 <F3>          3.75%
William J. Bresnan (Director)                               51,634 <F4>             *
Robert A. Brooks (Named Executive and Director)            891,435 <F5>          3.09%
Jonathan M. Nelson (Director)                            1,426,638 <F6>          5.03%
John C. Shapleigh (Named Executive)                        223,873 <F7>             *
David L. Solomon (Named Executive)                          69,354 <F8>             *
G. Jackson Tankersley, Jr. (Director)                        3,700 <F9>             *
Ronald H. Vander Pol (Director)                             40,000                  *
D. Craig Young (Named Executive and Director)               71,690 <F10>            *
All directors and executive officers as a group
  (16 persons)                                           4,572,787              15.46%

- ----------

*     Represents beneficial ownership of less than one percent.

<F1>  Percentages are determined in accordance with Rule 13d-3 under the
      Securities Exchange Act of 1934, as amended.

<F2>  Represents 99,120 shares of Common Stock, warrants to purchase 48,540 shares of Common Stock and 117,027 shares of Common Stock subject to options which are exercisable within 60 days owned by Mr. Allen and 370 shares of Common Stock owned jointly by Mr. Allen and his wife.

<F3>  Represents shares beneficially owned by entities to which Burr, Egan,
      Deleage & Co., of which Mr. Benbow is a Vice President, directly or indirectly provides investment advisory services. Includes (i) 1,052,568 shares of Common Stock held by Alta V Limited Partnership and (ii) 11,070 shares of Common Stock held by Customs House Partners. The respective general partners of Alta V Limited Partnership and Customs House Partners exercise sole voting and investment power with respect to the shares owned by such funds. The principals of Burr, Egan, Deleage & Co. are general partners of Alta V Management Partners, L.P. (which is a general partner of Alta V Limited Partnership) and Customs House Partners. As general partners of such funds, they may be deemed to share voting and investment powers for the shares held by the funds. The principals of Burr, Egan, Deleage & Co. disclaim beneficial ownership of all such shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein. Mr. Benbow is a Vice President of Burr, Egan, Deleage & Co. and general partner of Alta Management Partners, L.P. (which is the general partner of Alta V Limited Partnership). As a general partner of the fund, he may be deemed to share voting and investment powers for the shares held by the fund. He disclaims beneficial ownership of all such shares held by the aforementioned fund except to the extent of his proportionate pecuniary interests (if any) therein. He does not directly own any securities of the Company.

<F4>  Represents 29,066 shares of Common Stock, warrants to purchase 18,868 shares of Common Stock and an option to purchase 3,700 shares of Common Stock which is exercisable within 60 days.

<F5>  Includes (i) 383,641 shares of Common Stock, warrants to purchase 375,314 shares of Common Stock, 104,680 shares of Common Stock subject to options which are exercisable within 60 days and held by Robert A. Brooks and (ii) 15,860 shares of Common Stock and warrants to purchase 11,940 shares of Common Stock held by The Brooks Foundation, of which Mr. Brooks is a trustee.

<F6>  Includes (i) 3,000 shares of Common Stock held by Jonathan M. Nelson and
      (ii) 1,423,638 shares of Common Stock owned by Providence Media Partners L.P. Mr. Nelson is a managing general partner of Providence Ventures, L.P., which is the general partner of the general partner of Providence Media Partners, L.P. Mr. Nelson disclaims beneficial ownership of shares beneficially owned by Providence Media Partners L.P.

<F7>  Includes (i) 61,598 shares of Common Stock, warrants to purchase 33,780 shares of Common Stock and 86,173 shares of Common Stock subject to options which are exercisable within 60 days held by John C. Shapleigh,
      (ii) 24,392 shares of Common Stock and warrants to purchase 1,180 shares of Common Stock held by John C. Shapleigh's Individual Retirement Account,
      (iii) 12,120 shares of Common Stock held by John C. Shapleigh Holdings, L.P., of which Mr. Shapleigh is the General Partner, and (iv) 4,630 shares of Common Stock held by Anne T. Shapleigh, wife of Mr. Shapleigh.

<F8>  Represents 6,640 shares of Common Stock, warrants to purchase 3,700 shares of Common Stock and 59,014 shares of Common Stock subject to options which are exercisable within 60 days.

<F9>  Represents 3,700 shares of Common Stock subject to an option which is exercisable within 60 days. Excludes (i) 1,336,180 shares beneficially owned by Centennial Fund IV, L.P. ("Centennial IV"), including 1,286,400 shares of Common Stock and warrants to purchase 49,780 shares of Common Stock and (ii) 1,026,080 shares beneficially owned by Centennial Fund III, L.P. ("Centennial III"), including 684,860 shares of Common Stock and warrants to purchase 341,220 shares of Common Stock.

      Mr. Tankersley is an individual General Partner of each of Centennial Holdings III, L.P. ("Holdings III") and Centennial Holdings IV, L.P. ("Holdings IV") which serves as the sole General Partner of Centennial III and Centennial IV, respectively. As the sole General Partner of Centennial III, Holdings III may be deemed to be the indirect beneficial owner of Centennial III's shares by virtue of its authority to make investment decisions regarding the voting and disposition of shares directly beneficially owned by Centennial III (such decisions are made by the majority decision of a three member Investment Committee of Holdings III on which Mr. Tankersley serves). As the sole General Partner of Centennial IV, Holdings IV may be deemed to be the indirect beneficial owner of Centennial IV's shares by virtue of its authority to make investment decisions regarding the voting and disposition of shares directly beneficially owned by Centennial IV (such decisions are made by the majority decision of a seven member Investment Committee of Holdings IV on which Mr. Tankersley serves). Neither Holdings III nor Holdings IV owns directly any shares of Common Stock.

      Mr. Tankersley disclaims beneficial ownership of all shares of the Company's Common Stock (i) directly or indirectly owned by Centennial III or Holdings III, and (ii) directly or indirectly by Centennial IV or Holdings IV. In addition, each of Centennial III and Holdings III disclaims beneficial ownership of all shares directly beneficially owned by Centennial IV; and each of Centennial IV and Holdings IV disclaims beneficial ownership of all shares directly beneficially owned by Centennial III. Finally, all members of the Holdings III and Holdings IV Investment Committees disclaim beneficial ownership of shares directly beneficially owned by Centennial III and Centennial IV, respectively.

<F10> Includes (i) 2,420 shares of Common Stock and 66,667 shares of Common
      Stock subject to options which are exercisable within 60 days held by D. Craig Young, (ii) 833 shares of Common Stock held by D. Craig Young's Individual Retirement Account, (iii) 1,220 shares of Common Stock held by The Joan L. Young Revocable Trust, of which Joan L. Young, the wife of D. Craig Young, is trustee, and (iv) 550 shares of Common Stock held by Joan
      L. Young's Individual Retirement Account.



COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the amount of the Company's outstanding Common Stock as of July 2, 1996 beneficially owned by each person (or affiliated persons) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock:

                                                                             PERCENT OF
                                                       NUMBER OF SHARES     COMMON STOCK
NAME OF BENEFICIAL OWNER                              BENEFICIALLY OWNED  OUTSTANDING <F1>
- ----------------------------------------------------  ------------------  ----------------
The Centennial Funds                                   2,365,960 <F2>          8.34%
1999 Broadway, Suite 2100
Denver, CO 80202

Media/Communications Partners II Limited Partnership   2,041,457 <F3>          7.20%
75 State Street
Boston, MA 02109

National Christian Charitable Foundation, Inc.         2,016,000 <F4>          7.11%
1275 Peachtree N.E
Suite 700
Atlanta, GA 30309

Providence Media Partners, L.P.                        1,426,638 <F5>          5.03%
900 Fleet Center
50 Kennedy Plaza
Providence, RI 02903

- ----------

<F1> Percentages are determined in accordance with Rule 13d-3 under the
     Securities Exchange Act of 1934, as amended.

<F2> Represents (i) 1,336,180 shares beneficially owned by Centennial Fund IV,
     L.P. ("Centennial IV"), including 1,286,400 shares of Common Stock and warrants to purchase 49,780 shares of Common Stock, (ii) 1,026,080 shares beneficially owned by Centennial Fund III, L.P. ("Centennial III"), including 684,860 shares of Common Stock and warrants to purchase 341,220 shares of Common Stock and (iii) 3,700 shares of Common Stock subject to an option which is exercisable within 60 days owned by G. Jackson Tankersley, Jr.

     Mr. Tankersley is an individual General Partner of each of Centennial Holdings III, L.P. ("Holdings III") and Centennial Holdings IV, L.P. ("Holdings IV") which serves as the sole General Partner of Centennial III and Centennial IV, respectively. As the sole General Partner of Centennial III, Holdings III may be deemed to be the indirect beneficial owner of Centennial III's shares by virtue of its authority to make investment decisions regarding the voting and disposition of shares directly beneficially owned by Centennial III (such decisions are made by the majority decision of a three member Investment Committee of Holdings III on which Mr. Tankersley serves). As the sole General Partner of Centennial IV, Holdings IV may be deemed to be the indirect beneficial owner of Centennial IV's shares by virtue of its authority to make investment decisions regarding the voting and disposition of shares directly beneficially owned by Centennial IV (such decisions are made by the majority decision of a seven member Investment Committee of Holdings IV on which Mr. Tankersley serves). Neither Holdings III nor Holdings IV owns directly any shares of Common Stock.

     Mr. Tankersley disclaims beneficial ownership of all shares of the Company's Common Stock (i) directly or indirectly owned by Centennial III or Holdings III, and (ii) directly or indirectly by Centennial IV or Holdings IV. In addition, each of Centennial III and Holdings III disclaims beneficial ownership of all shares directly beneficially owned by Centennial IV; and each of Centennial IV and Holdings IV disclaims beneficial ownership of all shares directly beneficially owned by Centennial III. Finally, all members of the Holdings III and Holdings IV Investment Committees disclaim beneficial ownership of shares directly beneficially owned by Centennial III and Centennial IV, respectively.

<F3> Represents 1,984,805 shares of Common Stock and warrants to purchase 56,652 shares of Common Stock. Media/Communications Partners II Limited Partnership is an investment fund managed by M/C II Limited Partnership, its General Partner. Other entities managed by M/C II Limited Partnership beneficially own 75,077 shares of Common Stock, including (i) 55,063 shares of Common Stock and warrants to purchase 1,568 shares of Common Stock held by Media/Communications Investors Limited Partnership and (ii) 17,946 shares of Common Stock and warrants to purchase 500 shares of Common Stock held by Chestnut Street Partners, Inc. Media/Communication Partners II Limited Partnership disclaims beneficial ownership of the shares of Common Stock beneficially owned by Media/Communications Investors Limited Partnership and Chestnut Street Partners, Inc.

<F4> National Christian Charitable Foundation, Inc. has the option to require the Company to repurchase any or all such shares at a price of $12.50 per share on or before February 1, 1998.

<F5> Includes (i) 1,423,638 shares of Common Stock held by Providence Media
     Partners, L.P. and (ii) 3,000 shares of Common Stock held by Jonathan M. Nelson. Mr. Nelson is a managing general partner of Providence Ventures, L.P., which is the general partner of the general partner of Providence Media Partners, L.P. Providence Media Partners, L.P. disclaims beneficial ownership of shares beneficially owned by Mr. Nelson.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES AND CONTINUING DIRECTORS

     The Company's By-Laws provide for a Board of ten (10) directors. Presently, the Board of Directors has eight (8) members and two (2) vacancies. In accordance with the By-Laws, the Board has nominated Messrs. James C. Allen, Robert F. Benbow, William J. Bresnan, Robert A. Brooks, Jonathan M. Nelson, G. Jackson Tankersley, Jr. and Ronald H. Vander Pol for election as Directors at the 1996 Annual Meeting. Each nominee is currently serving as a Director and has consented to serve for a new term. Although the Board has not at this time identified qualified candidates who have consented to fill the two (2) vacancies, it has determined not to reduce the size of the Board at this time because it believes that ultimately it would be desirable to have a total of ten
(10) directors.

     If the Stockholders approve the proposed amendment to the Company's Restated Certificate of Incorporation to classify the Board of Directors (see Proposal 2), the Board of Directors will be classified into three classes, each consisting as nearly as possible of one-third of the directors constituting the entire Board of Directors. If the proposed amendment is approved, at the 1996Annual Meeting the directors nominated in Class I will be elected for a term of one year, the directors nominated in Class II will be elected for a term of two years and the directors nominated in Class III will be elected for a term of three years, and in each case, until their respective successors will have been elected and qualified in the class to which such director is assigned or until their respective earlier death, resignation or removal. If the Stockholders fail to approve the proposed amendment, all eight (8) nominees will be elected to serve until the 1997 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their respective earlier death, resignation or removal.

     Only persons nominated in accordance with the procedures set forth in the Company's By-Laws are eligible for election by the Stockholders as directors. The eight (8) nominees named above are the only persons which have been nominated in accordance with such procedures for election at the 1996 Annual Meeting. Accordingly, proxies cannot be voted for a greater number of directors than the eight (8) nominees named in this Proxy Statement. Shares represented by your proxy will be voted in accordance with your direction as to the election as director of the persons hereinafter listed as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR the election of each nominee. Should any one or more of the nominees be unable or unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person or persons, if any, as the Board of Directors of the Company may recommend.

     Certain information with respect to each of the nominees for election as directors is set forth below. Each of the nominees and directors has served in his principal occupation for the last five fiscal years, unless otherwise indicated.

                                                                     SERVED AS
NAME, AGE, PRINCIPAL OCCUPATION OR POSITION, OTHER DIRECTORSHIPS  DIRECTOR SINCE
- ----------------------------------------------------------------  --------------

TO BE ELECTED FOR TERM ENDING IN 1997 (CLASS I):

Robert F. Benbow, 60                                                  1993

     Mr. Benbow is a Vice President of Burr, Egan, Deleage & Co. and a General Partner in certain funds affiliated with Burr, Egan, Deleage & Co. He joined that firm in 1990. He previously spent 22 years with the Bank of New England, N.A. where he was Senior Vice President responsible for special industries lending in the areas of media, project finance and energy. He serves as a director of ST Enterprises, Ltd., a local exchange telephone company; Datamarine International; Incom Communications Corp.; U.S. One Communications Corp.; and Teletrac, Inc.

Ronald H. Vander Pol, 44                                              1996

     Mr. Vander Pol has been a participant in the telecommunications industry for the last 16 years. In 1982, he founded Teledial America, Inc., a long distance reseller. He started Digital Signal, Inc., a fiber optic provider, in 1986 and City Signal, Inc., a competitive access provider, in 1989. The Company acquired City Signal, Inc. on January 31, 1996. Since 1989, Mr. Vander Pol has also started two additional long distance companies, Teledial of North Carolina and ATS Network Services in Tennessee.


TO BE ELECTED FOR TERM ENDING IN 1998 (CLASS II):

James C. Allen, 49                                                    1993

     Mr. Allen has been Vice Chairman and Chief Executive Officer of the Company since its formation in November 1993. Mr. Allen previously served as President and Chief Operating Officer of Brooks Telecommunications Corporation since 1993. Mr. Allen has 25 years experience as an entrepreneur, business planner and developer, cable system operator, financier, expert witness and advisor in cable television and broadband telecommunications. Prior to joining the Company, he was a founder and President, Chief Financial Officer and Chief Operating Officer of Cencom Cable Associates, Vice President of Operations of Telcom Engineering, Inc., a telecommunications engineering and consulting firm with clients in both the telephone and cable television industries, Vice President of Operations of United Cable Television, Divisional Manager of Continental Telephone Corporation, Vice President for Finance of National Communications Service Corporation and Chief Financial and Chief Operating Officer of David Lipscomb University.

William J. Bresnan, 62                                                1996

     Mr. Bresnan is President and founder of Bresnan Communications, a company that operates cable systems and/or provides telephony services in five U.S. states as well as Poland and Chile. He has been involved in the telecommunications industry since 1958. Mr. Bresnan was president of Teleprompter Corporation, which at one time was the nation's largest cable television company, and later was Chairman and Chief Executive Officer of Group W Cable, Inc., a subsidiary of Westinghouse Electric Corporation. He serves as a director of numerous organizations, including National Cable Television Association, C-Span, Cable in the Classroom, Cable Television Laboratories, the Foundation for Minority Interests in Media, the National Cable Television Center and Museum, and the Cable Television Advertising Bureau.

D. Craig Young, 42                                                    1995

     Mr. Young has served as President and Chief Operating Officer of the Company since April 1995. He has 16 years experience in the telecommunications industry. He served as Vice President-Sales Operations, Custom Business Services of Ameritech, Inc. from 1993 to 1995; Vice President-Sales and Service, Business and Government Services of U.S. West Communications, Inc. from 1992 to 1993; Vice President-Sales, Large Business Services from 1989 to 1992; and Vice President and General Manager-U.S. West Information Systems from 1986 to 1988. Prior to that he served as President of Executone Information Systems, a franchise distributor of voice products.


TO BE ELECTED FOR TERM ENDING IN 1999 (CLASS III):

Robert A. Brooks, 64                                                  1993

     Mr. Brooks has been Chairman of the Company since its formation in November 1993. Mr. Brooks was founder and previously served as Chairman of the Board and Chief Executive Officer of Brooks Telecommunications Corporation since 1991. Mr. Brooks has 39 years experience as entrepreneur, business planner and developer, cable system operator, investor, engineer, consultant, project manager, expert witness and management advisor in cable television and broadband telecommunications. He was a founder and served as Chairman from 1982 to 1991 of Cencom Cable Associates, a cable television operator. Mr. Brooks currently serves as a member of President's Council of St. Louis University.

Jonathan M. Nelson, 40                                                1993

     Mr. Nelson is a managing general partner of Providence Ventures L.P. which is the general partner of the general partner of Providence Media Partners L.P. and is Co-Chairman of Provident Ventures Inc. ("Providence"), its management company. He joined that firm in 1990. Mr. Nelson is also a Managing Director of Narragansett Capital, Inc. ("Narragansett"), the management company for three separate equity investment funds. Affiliates of Providence and Narragansett have equity investments in cellular telephone, paging, wireless data, ESMR, PCS, cable television and broadcast businesses. Mr. Nelson is currently a director of Wellman, Inc., and numerous privately-held companies affiliated with Providence or Narragansett, including Cellnet Data Systems Inc., Interep National Radio Sales, Inc., Powerfone Holdings, Inc. and Western Wireless Corporation.

G. Jackson Tankersley, Jr., 47                                        1995

     Mr. Tankersley is a co-founder and General Partner of The Centennial Funds ("Centennial"). He joined that firm in 1981. He also serves as the President and Chief Executive Officer of Centennial Holdings, Inc., which manages Centennial. Since the formation of Centennial in 1981, it has specialized its investment activities in the electronic communications industries. Previously, Mr. Tankersley served as a vice president of Continental Illinois Venture Corporation and Continental Illinois Equity Corporation, the private equity investment arms of Continental Illinois Corp. He has served on a number of the boards of directors of various public and private portfolio investments of Centennial.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During 1995, the Board of Directors met ten times, and each incumbent director attended at least 75% of the meetings of the Board and committees on which he served that were held during such director's tenure.

     The Board of Directors has an Executive Committee, a Compensation Committee, an Audit Committee, a Finance Committee and a Board Governance Committee.

     Messrs. Allen, Bresnan, Brooks (Chairman), Nelson and Tankersley are members of the Executive Committee which, to the extent permitted by Delaware law, is vested with all of the powers of the Board of Directors; the Executive Committee did not meet during 1995.

     The Compensation Committee, consisting of Messrs. Nelson, Tankersley (Chairman) and Vander Pol, establishes and oversees the compensation policies of the Company's operating subsidiaries and determines executive compensation. The Compensation Committee held six meetings during 1995. See "Executive Compensation--Compensation Committee Report on Executive Compensation."

     The Audit Committee, of which Messrs. Benbow (Chairman), Bresnan and Vander Pol are members, has authority to oversee the integrity and reliability of the Company's accounting and financial reporting practices and the effectiveness of its system of controls. It also recommends a public accounting firm to be retained for the coming year and reviews the work to be done by such firm. The Audit Committee met once during 1995.

     The Finance Committee, of which Messrs. Allen (Chairman), Nelson, Tankersley, Vander Pol and Young are members, did not meet during 1995. The Finance Committee is authorized to review and monitor the financial condition of the Company and its subsidiaries and review and make recommendations to the full Board of Directors with respect to potential acquisitions.

     The Board Governance Committee, of which Messrs. Bresnan, Nelson (Chairman) and Tankersley are members, was established in May 1996 as successor to the Nominating Committee established in February 1996. The Board Governance Committee is authorized to review potential nominees for director and make recommendations to the full Board of Directors, and will accept recommendations for nomination of directors from Stockholders. Only persons who are nominated in accordance with the procedures set forth in the Company's By-Laws are eligible for election by the Stockholders as directors. Nominations may be made at a meeting of Stockholders at which directors are being elected (1) by or at the direction of the Board of Directors or the Board Governance Committee or (2) by any Stockholder who delivers timely notice addressed to the Secretary of the Company at its principal executive offices. To be timely, a Stockholder's notice must be received not less than fifty (50) days prior to the meeting or, in the event less than sixty (60) days notice or public disclosure of the date of the meeting is given or made, not later than the close of business on the tenth
(10th) day following the date on which the notice of meeting is mailed or such public disclosure is made. Stockholders wishing to propose nominees to the Board Governance Committee for consideration at a meeting of Stockholders at which directors are to be elected should send the Secretary of the Company a written notice setting forth (1) the name, age, business and residence address of the proposed nominee, (2) the principal occupation or employment of such person, (3) the amount of Common Stock beneficially owned by such person, (4) any other information relating to such person required by the proxy rules of the Securities and Exchange Commission, and (5) the name, record address and amount of Common Stock beneficially owned by such Stockholder.


DIRECTOR COMPENSATION

     Directors are not compensated for their services as directors but are reimbursed for expenses incurred in connection with attending Board and committee meetings.


EXECUTIVE OFFICERS

            Name            Age                       Position
- --------------------------  ---  -----------------------------------------------

Robert A. Brooks..........  64   Chairman of the Board
James C. Allen............  49   Vice Chairman & Chief Executive Officer
D. Craig Young............  42   President & Chief Operating Officer
John C. Shapleigh.........  47   Executive Vice President-Regulatory and
                                 Corporate Development
Richard P. Anthony........  47   Senior Vice President-Marketing and Strategy
James A. Brasunas.........  47   Senior Vice President-Carrier Sales
John K. Brooks............  35   Senior Vice President and President, JB
                                 Telecom, Inc.
Gregory J. Christoffel....  47   Senior Vice President & General Counsel
Jim A. Moffit.............  50   Senior Vice President and Managing Director-
                                 GLA International
David L. Solomon..........  36   Senior Vice President & Chief Financial Officer
Gerard J. Howe............  41   Vice President and Senior Vice President &
                                 Chief Financial Officer, JB Telecom, Inc.


     Robert A. Brooks, Chairman. Mr. Brooks has been Chairman of the Company since its formation in November 1993. For more information about Mr. Brooks, please see the appropriate description under the above caption "Nominees and Continuing Directors."

     James C. Allen, Vice Chairman, CEO. Mr. Allen has been Vice Chairman and CEO of the Company since its formation in November 1993. For more information about Mr. Allen, please see the appropriate description under the above caption "Nominees and Continuing Directors."

     D. Craig Young, President, COO. Mr. Young has served as President and COO of the Company since April 1995. For more information about Mr. Young, please see the appropriate description under the above caption "Nominees and Continuing Directors."

     John C. Shapleigh, Executive Vice President -- Regulatory and Corporate Development. Mr. Shapleigh has been Executive Vice President in charge of the Company's regulatory and corporate development activities since its formation in November 1993. Mr. Shapleigh has 22 years of entrepreneurial, management, regulatory, government policy and legal experience. He is currently Chairman and previously served for two years as President of the Association for Local Telecommunications Services (ALTS), the national trade association for competitive local telecommunications companies. He also served for one year as Associate Administrator of the National Telecommunications and Information Administration (NTIA) in the U.S. Department of Commerce, a key federal telecommunications policy position where he directed NTIA TELECOM 2000: Charting the Course for a New Century, a comprehensive review of 18 telecommunications, mass media and information industries, including telephone, television and cable television, three years as Vice President and General Counsel of LDX Net and Wiltel, developers of regional fiber optic telephone networks, positions involving the negotiation of over $100 million in debt financing agreements and oversight of all federal, state and local regulatory matters, and three years as Commissioner, then Chairman, of the Missouri Public Service Commission. He has an A.B. degree from Dartmouth College (Senior Honors) and a J.D. degree from the Washington University School of Law (Law Quarterly). He is a recipient of the President's Award of the Missouri Bar Association.

     Richard P. Anthony, Senior Vice President of Marketing and Strategy. Mr. Anthony has 24 years experience in management, marketing, engineering, and operations for telecommunications, cable television, competitive access and long distance companies. He is a former Vice President of Telecommunications for Cablevision Industries, Inc., responsible for establishing a telecommunications business for that company; Senior Vice President of Strategy, Marketing, and Networks for Intermedia Communications of Florida, Inc., a competitive access provider that was one of the first CAPs to market enhanced services such as wide area network interface and frame relay and was one of the first CAPs to go public. He joined Cablevision Industries, Inc. and Intermedia Communications of Florida, Inc. in 1993 and 1987, respectively. He has also served as Director of Data Communications for Telecom USA, President of Comlink, and Regional Manager for the St. Louis area for U.S. West, as well as serving in city government and the U.S. Air Force. He joined the company as Senior Vice President of Marketing and Strategy in 1994. Mr. Anthony has M.S. and B.S. degrees from the University of Missouri.

     John K. Brooks, Senior Vice President and President-JB Telecom, Inc. Mr. Brooks has over 11 years of entrepreneurial, cable TV system management, marketing and regulatory experience. He was Vice President of Operations of Cencom Cable Associates, Inc. from 1983 until Cencom was acquired by a subsidiary of Hallmark Cards, Inc. in 1991. Previous positions with Cencom included Corporate Vice President - Operations; Regional Vice President - Operations; Corporate Vice President - Government and Public Relations; Assistant Vice President - Marketing and Programming; and South Carolina State Manager Cable Operations. Mr. Brooks has also been involved in cable system acquisition due diligence, financing and franchise negotiations. He holds a B.A. in Political Science from the University of Missouri and is a former officer and director of the Missouri Cable Television Association. Mr. Brooks served as Senior Vice President of Corporate Development of BTC from 1992 to 1994, as Executive Vice President of Operations of the Company from 1994 to 1995 and as President of JB Telecom, Inc. (formerly a subsidiary of BTC, which became a subsidiary of the Company in January 1996) from 1995 to present. He has served as Senior Vice President of the Company since February 1996. John K. Brooks is the son of Robert A. Brooks.

     James A. Brasunas, Senior Vice President of Carrier Sales. Mr. Brasunas has over 12 years of sales/management experience within the telecommunications industry with a distinguished record in business development, revenue enhancement, budgeting and forecasts. He joined Northern Telecom in 1984, as Manager-Marketing Services, with responsibility for designing and implementing training programs for account managers and analyzing market share data. He was promoted to National Account Manager with responsibility for the sale of transmission products including fiber optics, microwave radio and digital loop carriers to key government accounts. He then served as Senior Manager Metropolitan Network Sales providing sales levels in excess of $45 million and launching the introduction of PCS product into the CAP/CATV market. He joined the Company as Senior Vice President of Carrier Sales in 1994. Mr. Brasunas has a Bachelor of Science degree from Massachusetts Institute of Technology and has taken graduate studies at the Institute for Comparative Studies, Gloucestershire, United Kingdom.

     Gregory J. Christoffel, Senior Vice President & General Counsel. Mr. Christoffel has been Senior Vice President and General Counsel of the Company since February 1996. Mr. Christoffel has 21 years of legal, regulatory and management experience, principally in the telecommunications industry. He served as former General Attorney for Mergers & Acquisitions and International Business of Southwestern Bell Corporation. His experience at Southwestern Bell included structuring and executing several industry-leading acquisitions in cellular telephone, cable television and foreign telecommunications privatizations, as well as extensive participation in critical legal proceedings before the Federal District Court enforcing the Divestiture Decree and before the Federal Communications Commission in proceedings regarding regulatory reform. Early in his career, he served as First Assistant Public Counsel, representing the consumer interest in rate proceedings before the Missouri Public Service Commission, and as Assistant Attorney General in the Antitrust Division of the Missouri Attorney General's office. In private practice, Mr. Christoffel served his firm as managing partner and provided corporate, securities and transaction counsel for a variety of companies involved in telecommunications equipment manufacturing, domestic and foreign SMR wireless service and other telecommunications businesses, including service as Acting General Counsel of MobileMedia Communications, a leading provider of local, regional and nationwide paging services. Mr. Christoffel joined the Company in 1996 after serving as the President of Brooks Telecommunications International, Inc., responsible for overseeing the development of a broadband integrated services digital network in a joint venture in Guangzhou, China. Mr. Christoffel holds an A.B. (Classical) in philosophy and languages from St. Louis University School of Philosophy and Letters and a J.D. cum laude from St. Louis University School of Law (Law Journal, Woolsack).

     Jim A. Moffit, Senior Vice President and Managing Director - GLA International. Mr. Moffit has 26 years experience as a financial officer, business and financial planner, specialist in regulatory matters, accountant, expert witness, consultant and auditor, including 24 years with a large independent telephone company and an international accounting firm. Mr. Moffit was President of Contel Corporation Central Region for four years until Contel was merged into GTE in 1991. Other positions with Contel included five years as Vice President-Financial Director, Western Region; two years as Assistant Vice President-Revenue Requirements, Western Region; four years as Assistant Vice President-Financial Planning, Western Region; and five years as corporate chief accountant. Mr. Moffit also spent four years on the audit staff of Arthur Andersen. He holds a B.S., Accounting degree, with honors, from Northeast Missouri State University and an MBA from Washington University. Mr. Moffit also has a CPA and is licensed to practice accounting in Missouri. He was named as one of the telecommunications industry's "Rising Stars" by Telephony Magazine in 1989. He has served the Company in various positions since its formation in 1993 and was an executive officer of BTC from 1991 to 1993.

     David L. Solomon, Senior Vice President & Chief Financial Officer. Mr. Solomon has 13 years experience in financial management and reporting, auditing and business advisory services with KPMG Peat Marwick LLP, most recently as partner. Responsibilities included working with SEC registrants including participation in initial public offerings, equity offerings, debt offerings and required filings. Clients served included organizations in the banking, thrift, insurance, and real estate industries. He joined the Company as Senior Vice President and CFO and has previously served as Secretary and Chief Financial Officer of BTC in 1994. He is a member of the American Institute and Tennessee Society of CPAs. He has a Bachelor of Science degree from David Lipscomb University.

     Gerard J. Howe, Vice President and Senior Vice President & Chief Financial Officer, JB Telecom, Inc. Mr. Howe has over 18 years experience in the telecommunications industry in the areas of financial, regulatory, information processing, and human resource management. Mr. Howe previously served as Vice President-Chief Financial Officer of SBC CableComms, U.K., a joint venture between SBC Communications and Cox Communications, from 1993 to 1995. SBC CableComms provided cable television and competitive local telephone services in seven franchise areas encompassing 1.4 million homes throughout England. In that position, Mr. Howe was responsible for financial reporting, planning and budgeting, treasury operations, corporate development, and tax planning and compliance, as well as for regulatory and legislative affairs. Mr. Howe served as Vice President-Chief Financial Officer from 1990 to 1993 and as Senior Vice President-Customer Services from 1995 to 1996 for Southwestern Bell Yellow Pages. In addition to the aforementioned positions, Mr. Howe also held various positions in the treasury, regulatory, audit and information systems organizations of SBC and Southwestern Bell Telephone Company. He joined the Company on June 1, 1996. Mr. Howe has a B.S. from Southern Illinois University and an MBA from St. Louis University.


EXECUTIVE COMPENSATION

         The following table sets forth certain summary information for the fiscal year ended December 31, 1995 concerning the compensation paid and awarded to the Named Executives during such fiscal year.

                                            SUMMARY COMPENSATION TABLE
                                                                                                         LONG-TERM
                                                                   ANNUAL COMPENSATION                  COMPENSATION
                                                     ------------------------------------------------  --------------
                                                                                         OTHER ANNUAL    SECURITIES     ALL OTHER
                       NAME AND                                                          COMPENSATION    UNDERLYING    COMPENSATION
                 PRINCIPAL POSITION                  YEAR      SALARY($)   BONUS($)<F2>     ($)<F3>    OPTIONS(#)<F4>     ($)<F5>
- -----------------------------------------------  ------------  ---------  -------------  ------------  --------------  -------------

Robert A. Brooks <F1> .........................      1995      $250,000      $ 50,000          --          60,000           --
Chairman of the Board

James C. Allen <F1> ...........................      1995      $225,000      $ 50,000          --          60,000       $  4,500
Vice Chairman & Chief Executive Officer

D. Craig Young <F6> ...........................      1995      $129,619      $ 50,000          --         200,000           --
President & Chief Operating Officer

John C. Shapleigh .............................      1995      $146,000      $ 25,000          --               0       $  2,920
Executive Vice President-Regulatory and
Corporate Development

David L. Solomon ..............................      1995      $165,000      $ 45,000          --          60,000       $  3,300
Senior Vice President & Chief Financial Officer

- ----------

<F1> Includes compensation paid by Brooks Telecommunications Corp. ("BTC") under a Management and Services Agreement between the Company and BTC. Effective upon the merger of BTC into the Company on January 2, 1996, the Company pays all of the compensation of Messrs. Brooks and Allen. Effective
     January 2, 1996, the Company agreed to make the services of Mr. Brooks available to Brooks Telecommunications International, Inc. on a part-time, as needed basis. See "Certain Relationships and Related Transactions."

<F2> Represents bonuses earned in 1995, which were paid in 1996. The payment of bonuses is at the discretion of the Compensation Committee of the Board of Directors.

<F3> The Company has not included in the Summary Compensation Table the value of incidental personal perquisites furnished by the Company to the Named Executives since such value did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for any of such Named Executives.

<F4> Represents shares of Common Stock subject to compensatory stock options granted during 1995.

<F5> Represents contributions made by the Company on behalf of the executive officer under the Company's 401(k) Plan.

<F6> Hired on April 5, 1995.



     STOCK OPTION PLAN. The Company's 1993 Stock Option Plan is intended to provide an incentive to, and to encourage ownership of the Common Stock of the Company by officers, directors and other selected key management employees of the Company and its subsidiaries. The Company's 1993 Stock Option Plan provides for the grant of options that will qualify as Incentive Stock Options within the meaning of Section 422 of the Code ("Incentive Stock Options") as well as non-qualified options ("Non-Qualified Stock Options").

     An aggregate of 3,400,000 shares of the Company's Common Stock has been allocated to the Company's 1993 Stock Option Plan and are reserved for the grant of options or stock appreciation rights (SARs) thereunder. As of June 30, 1996, Non-Qualified Stock Options held by a total of 67 optionees for an aggregate of 2,459,000 shares of Common Stock at prices ranging from $4.00 to $33.75 were outstanding, 918,340 shares were available for future grant, and options for an aggregate of 22,660 shares had been exercised.

     Pursuant to the terms of the Agreement and Plan of Merger dated December 19, 1995 between the Company and Brooks Telecommunications Corporation ("BTC") (see "Certain Relationships and Related Transactions"), the Company has also granted substituted options under the BTC 1993 Stock Option Plan to purchase an aggregate of 320,320 shares of Common Stock at $11.35 per share to holders of BTC stock options which were cancelled pursuant to the merger. No further options will be granted under the BTC Stock Option Plan. The terms of the BTC 1993 Stock Option Plan are substantially similar to the terms of the Company's 1993 Stock Option Plan.

     The Company's 1993 Stock Option Plan is administered by the Compensation Committee. All determinations of the Compensation Committee must be made by a majority of its members. Subject to the express provisions of the Company's 1993 Stock Option Plan, the Compensation Committee has plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, options and/or SARs shall be granted and the number of shares of Common Stock to be subject to each option and/or SAR. In making such determinations the Compensation Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success and such other factors as the Compensation Committee, in its discretion, may deem relevant. The Compensation Committee may, in its discretion, delegate to the Chief Executive Officer of the Company the authority to determine the individuals to whom, and the time or times at which and terms upon which, options and SARs shall be granted and the number of shares to be subject to each option or SAR.

     The Company's 1993 Stock Option Plan will terminate on November 4, 2003. However, any options or SARs outstanding at the time of termination would continue in full force and effect in accordance with their terms and would not be affected by such termination. The Board of Directors or the Compensation Committee may terminate the Stock Option Plan at any time, or make such modifications thereto as either shall deem advisable; provided, however, that the Board of Directors or Compensation Committee may not, without further approval by the holders of Common Stock, make any modifications which, by applicable law, require such approval. No termination or amendment of the Company's 1993 Stock Option Plan may, without the consent of the holders of any outstanding options or SARs, adversely affect the rights of such holders under such options or SARs.

     Options (including Incentive Stock Options) and SARs may be granted under the Company's 1993 Stock Option Plan to key management employees of the Company or its subsidiaries. The term "key management employees" is not limited to, but includes, officers who are employees whether or not they are directors, employees who are employed in positions of management and directors, but does not include officers who are not also employees of the Company or a subsidiary thereof. Options which are not Incentive Stock Options and SARs may be granted to officers or directors of BFP whether or not they are also employees.

     The purchase price of the Company's Common Stock under each Incentive Stock Option will not be less than 100% of the fair market value of the Company's Common Stock at the time of the granting of the option (110% in the case of an Incentive Stock Option granted to an individual who directly or indirectly owns more than 10% of the total combined voting power of all classes of the Company's capital stock or the capital stock of any subsidiary corporation at the time the Incentive Stock Option is granted (a "10% Holder")) and the purchase price of the Company's Common Stock under each Non-Qualified Stock Option shall not be less than 80% of the fair market value of the Company's Common Stock at the time of the granting of the option.

     The purchase price is to be paid in full upon the exercise of the option, either (i) in cash, (ii) in the discretion of the Committee, by the tender to the Company of shares of the Common Stock of the Company having a fair market value equal to the cash exercise price of the option being exercised, or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii). Provided, however, that no shares of Common Stock may be tendered in exercise of an option if such shares were acquired by the optionee through the exercise of an Incentive Stock Option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since such Incentive Stock Option was granted.

     The maximum aggregate fair market value (determined at the time an option is granted) of BFP Common Stock with respect to which Incentive Stock Options are exercisable by any optionee during any calendar year (under all plans of BFP and its subsidiaries) may not exceed $100,000.

     The term of each option may be not more than ten (10) years from the date of grant (five (5) years in the case of an Incentive Stock Option granted to a 10% Holder). Within such limits, options will be exercisable at such time or times, and subject to such restrictions and conditions, as the Compensation Committee approves; provided, however, that except for specified situations, no option may be exercised at any time unless the optionee is then an employee or an officer or director of the Company or a subsidiary and has been so continuously since the granting of the option. The holder of an option has none of the rights of a stockholder with respect to the shares subject to such option until such shares are issued to such holder upon the exercise of the option.

     In the event of a Change in Control, as defined in the Company's 1993 Stock Option Plan, the holder of an option will be entitled to exercise such option during its term. For this purpose, "Change in Control" means: (i) acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors in any transaction or series of transactions; (ii) when individuals who, as of March 31, 1996, constituted the Board of Directors (the "Continuing Directors"), cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent thereto whose election or nomination for election by the Company's stockholders was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) will be considered as though such person were a Continuing Director; (iii) approval by the stockholders of the Company of (a) a reorganization, merger or consolidation with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 65% of the combined voting power of the voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or (b) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company; or
(iv) any other event that a majority of the Continuing Directors, in their sole discretion, determine constitutes a Change of Control.

     Each option granted under the Company's 1993 Stock Option Plan is, by its terms, non-transferable otherwise than by will or the laws of descent and distribution and an option may be exercised, during the lifetime of the holder thereof, only by such holder.

     The Compensation Committee, in its discretion, may grant SARs for any number of shares and may grant alternative SARs for all or any part of the number of shares covered by options. Any subsequent exercise of an option by the holder thereof who also holds an alternative SAR will reduce the alternative SAR by the same number of shares as to which the option is exercised. Any exercise of the alternative SAR will reduce the holder's option by the same number of shares as to which the SAR is exercised. An alternative SAR granted to an option holder will specify a time period for exercise of such SAR, which time period may not extend beyond, but may be less than, the time period during which the corresponding option may be exercised. The failure of the holder of the alternative SAR to exercise such SAR within the time period specified will not reduce the holder's option rights. The Committee may later grant to the holder of an option that is not an Incentive Stock Option an alternative SAR covering all or a portion of such shares, provided, however, that the aggregate amount of all alternative SARs held by an option holder will at no time exceed the total number of shares covered by such holder's unexercised options.

     Any agreements granting an option or SAR pursuant to the Company's 1993 Stock Option Plan may contain such provisions as the Committee determines to be appropriate for the adjustment of the number and class of shares subject to each outstanding option or SAR, the option prices and SAR award amounts in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, spin-offs, split-offs, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options and SARs may be granted to any individual will be appropriately adjusted by the Committee, whose determination will be conclusive. In the event the Company or a subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options or SARs to employees or former employees of such corporation in substitution of options or SARs previously granted to them upon such terms and conditions as will be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.


FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax consequences of the Company's 1993 Stock Option Plan, based on current income tax laws, regulations and rulings.

     NON-QUALIFIED STOCK OPTIONS. Although Holders of Non-Qualified Stock Options do not recognize income at the time of the grant of the option, they recognize ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount of cash paid for the stock. Upon exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise plus the amount included in the optionee's gross income.

     The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not an item of tax preference ("Stock Option Preference").

     INCENTIVE STOCK OPTIONS. Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, the optionee's gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of the optionee's gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares.

     If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise ("Early Disposition"), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his basis in the shares, the difference between the amount realized and his basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is a Stock Option Preference.

     STOCK APPRECIATION RIGHTS. Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of a SAR, he recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and the Company is entitled to a deduction equal to such amount.

     PAYMENT IN SHARES. If an optionee exercises an option and surrenders stock already owned by the optionee ("Old Shares"), the following rules apply:

          1. To the extent the number of shares acquired ("New Shares") exceeds the number of Old Shares exchanged, the optionee will recognize ordinary income on the receipt of such additional shares (provided the option is not an Incentive Stock Option) in an amount equal to the fair market value of such additional shares less any cash paid for them and the Company will be entitled to a deduction in an amount equal to such income. The basis of such additional shares will be equal to the fair market value of such shares (or, in the case of an Incentive Stock Option, the cash, if any, paid for the additional shares) on the date of exercise and the holding period for such additional shares will commence on the date the option is exercised (or, in the case of a Non-Qualified Stock Option, the date the Section 16(b) Restriction, if applicable, lapses if the optionee has not elected to recognize income upon the exercise of the option).

          2. Except as provided below, to the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered, and the holding Period of the New Shares received will include the holding period of the Old Shares surrendered. However, it is believed that, if the optionee exercises an Incentive Stock Option by surrendering Old Shares, then, for purposes of determining whether there is an Early Disposition of the New Shares and the amount of ordinary income on any such Early Disposition, the holding period for the New Shares will begin on the date the New Shares are transferred to the optionee, and the optionee will be deemed to have disposed of the New Shares with the lowest basis first. If the optionee exercises an Incentive Stock Option by surrendering Old Shares which were acquired through the exercise of an Incentive Stock Option or an option granted under an employee stock purchase plan, and if the surrender occurs prior to the expiration of the holding period applicable to the type of option under which the Old Shares were acquired, the surrender will be deemed to be an Early Disposition of the Old Shares. The federal income tax consequences of an Early Disposition are discussed above.

          3. If the Old Shares surrendered were acquired by the optionee by exercise of an Incentive Stock Option, or an option granted under an employee stock purchase plan, then, except as provided in 2 above, the exchange will not constitute an Early Disposition of the Old Shares.

          4. Based upon prior rulings of the Internal Revenue Service in analogous areas, it is believed that if an optionee exercises an Incentive Stock Option and surrenders Old Shares and if he disposes of the New Shares received upon exercise within two years from the date of the grant of the option or within one year from the date of exercise, the following tax consequences would result:

               (i) To the extent the number of New Shares received upon exercise does not exceed the number of Old Shares surrendered, the disposition of the New Shares will not constitute an Early Disposition (unless the disposition is a surrender of the New Shares in the exercise of an Incentive Stock Option).

               (ii) The disposition of the New Shares will constitute an Early Disposition to the extent the number of New Shares received upon exercise and disposed of exceeds the number of Old Shares surrendered.

     PAYMENT IN CANCELLATION OF STOCK OPTION. If the Compensation Committee authorizes payment in cancellation of a stock option, the optionee will recognize income equal to the amount of any cash received and the fair market value of any stock received. The optionee's holding period for such stock would begin on the date he receives the stock.

     The Company will be entitled to deduct as compensation the amount includible in the optionee's gross income as a result of the payment. The Company's deduction will be taken in its taxable year in which the payment is made.

     The optionee's basis in the stock is equal to the amount includible in his gross income as a result of the payment in stock.

     If the stock so acquired is later sold or exchanged, the difference between the sales price and the optionee's basis in the stock is taxable as long-term capital gain or loss depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

     TAXATION OF PREFERENCE ITEMS. Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's "alternative minimum taxable income" up to $175,000 plus 28% of such income in excess of $175,000 over (ii) his "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.

     CHANGE OF CONTROL. If there is an acceleration of the vesting or payment of Benefits and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.

     LIMITATION ON DEDUCTION. For taxable years beginning after 1993, Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000.00. Under the regulations interpreting Code Section 162(m), an employee is a covered employee if his compensation is required to be reported under the SEC's disclosure rules and he is employed as of the last day of the taxable year. Code Section 162(m) does not apply to: (a) compensation payable solely on account of the attainment of one or more performance goals if (i) the goals are determined by a committee of two or more outside directors, (ii) the material terms under which the remuneration will be paid, including the goals, is disclosed to stockholders and approved by a majority of the stockholders, and
(iii), except in the case of Stock Appreciation Awards and eligible options (as described below), the committee certifies that the goals have been met; and (b) compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. In addition, any compensation under a plan or agreement approved by the stockholders (in a manner consistent with Rule 16b-3 under the Securities Exchange Act of 1934) before December 20, 1993 will be treated as satisfying the stockholder approval and outside director requirements until the plan or agreement is materially modified or the 1997 stockholders meeting, if the directors establishing and administering the plan or agreement are "disinterested". Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on account of attainment of a performance goal as long as the stockholders approve the maximum number of shares per participant over a specific time period. The $1,000,000.00 limitation is reduced by any remuneration subject to such limitation for which a deduction is disallowed under the "Change of Control" provisions set forth above.

     The foregoing statement is only a summary of certain federal income tax consequences of the Company's 1993 Stock Option Plan and is based on the Company's understanding of present federal tax laws and regulations.

     As of June 30, 1996, options for an aggregate of 1,086,000 shares at $4.00 per share, 491,000 shares at $6.60 per share, 320,320 shares at $11.35 per share, 702,000 shares at $12.50 per share, 130,000 shares at $27.00 per share and 50,000 shares at $33.75 per share were outstanding (including substituted options issued upon effectiveness of the merger with BTC on January 2, 1996). Options held by Named Executives were as follows: Mr. Brooks -- 60,000 shares at $4.00, 60,000 shares at $6.60, 37,020 shares at $11.35 and 100,000 shares at
$12.50; Mr. Allen -- 60,000 shares at $4.00, 60,000 shares at $6.60, 55,540 shares at $11.35 and 100,000 shares at $12.50; Mr. Young -- 200,000 at $4.00 and
20,000 shares at $12.50; and Mr. Shapleigh - 120,000 at $4.00, 9,260 shares at
$11.35 and 80,000 shares at $12.50; and Mr. Solomon -- 40,000 at $4.00, 60,000 at $6.60, 18,520 shares at $11.35 and 100,000 shares at $12.50. At such date, all executive officers as a group (10 persons) held the following options:
710,000 shares at $4.00, 180,000 shares at $6.60, 183,280 shares at $11.35 and
450,000 shares at $12.50; and all other employees as a group (72 persons) held the following options: 398,660 shares at $4.00, 311,000 shares at $6.60, 137,040 shares at $11.35, 252,000 shares at $12.50 and 130,000 shares at $27.00. All options granted under the 1993 Stock Option Plan become fully vested upon a change-in-control of the Company, as defined in such options.

     The following table presents certain information concerning stock options granted during 1995 to each of the Named Executives. The exercise price for all of the grants of stock options was the fair market value of the Common Stock on the dates of grant as determined by the Compensation Committee of the Board of Directors.

                                            OPTION GRANTS IN LAST FISCAL YEAR
                                                                        POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                             ANNUAL RATES OF STOCK PRICE
                                       INDIVIDUAL GRANTS                   APPRECIATION FOR OPTION TERM <F1>
                           ------------------------------------------  ----------------------------------------

                              NUMBER OF     PERCENT OF
                             SECURITIES    TOTAL OPTIONS   EXERCISE
                             UNDERLYING     GRANTED TO     OR BASE
                               OPTIONS     EMPLOYEES IN     PRICE        EXPIRATION        5%           10%
           NAME              GRANTED (#)    FISCAL YEAR     ($/SH)        DATE<F2>         ($)          ($)
- ---------------------------  -----------  ---------------  ----------  --------------  -----------  -----------

Robert A. Brooks...........     60,000          6.9%         $6.60        10/17/05       $249,042   $   631,105
James C. Allen.............     60,000          6.9%         $6.60        10/17/05       $249,042   $   631,105
D. Craig Young.............    200,000         22.9%         $4.00        04/13/05       $503,112   $ 1,274,992
John C. Shapleigh..........          0           0            --            --                 --            --
David L. Solomon...........     60,000          6.9%         $6.60        07/13/05       $249,042   $   631,105

- ----------

<F1> The dollar amounts under the 5% and 10% columns are the result of calculations required by the rules of the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Common Stock price. The amounts shown reflect the difference between the appreciation and the exercise price at the assumed annual rates of appreciation through the tenth anniversary of the dates of grant.

<F2> All options expire on the tenth anniversary of the date of grant. The options granted to Mr. Brooks and Mr. Allen are two-thirds vested and become fully vested on November 8, 1996. All other options vest in one-third increments on the first, second and third anniversaries of the date of initial grant. Mr. Young's options would fully vest upon a termination of his employment without cause.



     The following table sets forth certain information with respect to each of the Named Executives regarding the value of their unexercised options held as of December 31, 1995. No options were exercised during 1995.

                                                 AGGREGATED FISCAL YEAR-END OPTION VALUES
                                       NUMBER OF SECURITIES UNDERLYING                 VALUE OF UNEXERCISED IN-THE-MONEY
                                 UNEXERCISED OPTIONS AT DECEMBER 31, 1995<F1>           OPTIONS AT DECEMBER 31, 1995<F2>
                                ----------------------------------------------  ----------------------------------------------
             NAME                    EXERCISABLE            UNEXERCISABLE            EXERCISABLE            UNEXERCISABLE
- ------------------------------  ---------------------  -----------------------  ---------------------  -----------------------

Robert A. Brooks..............          104,680                 52,340                  $604,382             $  302,191
James C. Allen................          117,027                 58,513                   618,588                309,290
D. Craig Young................               --                200,000                        --              1,700,000
John C. Shapleigh.............           86,173                 43,087                   687,099                343,550
David L. Solomon..............           25,680                 92,840                   127,530                587,768

- ----------

<F1> Includes substituted options issued upon the effectiveness of the merger with BTC on January 2, 1996.

<F2> Reflects the difference between the exercise price and $12.50 per share, the fair market value of the Common Stock on December 31, 1995, based on the transactional value of the Common Stock used in connection with the merger with BTC on January 2, 1996. See "Certain Relationships and Related Transactions."



REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The compensation of the Company's executives is administered by the Compensation Committee of the Board of Directors (the "Committee"). Jonathan M. Nelson, G. Jackson Tankersley, Jr. (Chairman) and two other individuals served on the Committee during fiscal year 1995. One of the members of the Committee resigned from the Board of Directors in December, 1995 and was replaced by Mr. Tankersley, and another member served on the Committee for the entire year but has subsequently resigned from the Board of Directors. Mr. Vander Pol was appointed as a member of the Committee in May, 1996. None of the past or present Committee members is or was an employee of the Company.

     The Company was a private company prior to its initial public offering in May, 1996, and thus its executive compensation policies during 1995 were not governed by the rules of the Securities and Exchange Commission governing public companies. The Company's approach to executive compensation, as implemented by the Committee, has been designed to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain individuals who possess the skills, experience and talents necessary to advance the growth and financial performance of the Company. The Company's compensation policies are based on the principle that each executive's financial rewards should be aligned with the financial interests of the stockholders of the Company. The Company's executive compensation has two key elements: (1) an annual component, i.e., base salary and an annual discretionary bonus based upon achievement of corporate and personal objectives, and (2) a long-term component consisting of stock options and participation in the Company's Stock Purchase Plan.

     As a public company, the Company, through the Committee, will continue to formulate executive compensation policies designed to align executive compensation with the financial interests of its stockholders and corporate performance.

                                    * * * * *

     The foregoing report is provided by the following directors, who were members of the Compensation Committee at the end of 1995:

                               Jonathan M. Nelson
                           G. Jackson Tankersley, Jr.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Effective January 31, 1996, the Company acquired City Signal, Inc., which owned five competitive access provider networks in Michigan and Ohio (the "City Signal Acquisitions"). Mr. Vander Pol, as the sole shareholder of City Signal, Inc., received 2,240,000 shares of the Company's Common Stock in exchange for all of his shares of City Signal, Inc. On May 1, 1996, Mr. Vander Pol transferred all of such shares to the National Christian Charitable Foundation, Inc., which currently owns 2,016,000 of such shares and has the option to require the Company to repurchase any or all of such shares at a price of $12.50 per share on or before February 1, 1998.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company was founded in November 1993 by BTC, executives and other employees of BTC and the Company and a group of venture capital investors who provided its initial $40.8 million of equity capital. As the Company's founding shareholder, BTC received 1,162,800 founder's shares of the Company's Common Stock and founder's warrants exercisable at $220.00 per share to purchase 81,600 shares of the Company's Series A-1 Convertible Preferred Stock (representing 1,632,000 shares of Common Stock on an as-converted basis at $11.00 per share). BTC also invested $635,000 in the Company's first round financing to acquire 6,350 shares of the Company's Series A-1 Convertible Preferred Stock and $1,000,065 in the Company's second round financing to acquire 6,061 shares of Series A-2 Convertible Preferred Stock. On a fully diluted basis, these securities represented a total of approximately 14.2% of the Company's capital stock outstanding on January 2, 1996.

     Pursuant to an Agreement and Plan of Merger dated December 19, 1995 between BTC and the Company, BTC was merged into the Company on January 2, 1996, securities of the Company held by BTC were cancelled and the former holders of BTC's Common Stock, BTC's Preferred Stock, Convertible Notes, and options and warrants to purchase BTC Common Stock received shares of the Company's Common Stock, warrants to purchase shares of the Company's Series A-1 Convertible Preferred Stock ("Preferred Stock Warrants") and in-the-money options and warrants to purchase shares of the Company's Common Stock which, at January 2, 1996, represented an aggregate of approximately 18.5% of the fully diluted shares of Common Stock of the Company, and out-of-the money warrants to acquire an additional 3.3% of the Company's fully diluted Common Stock on such date. Certain of the executive officers, directors and stockholders of the Company were also executive officers, directors and/or stockholders of BTC prior to the merger and received, as a result of the merger, an aggregate of 690,720 shares of the Company's Common Stock, Preferred Stock Warrants exercisable on an as converted basis for 520,100 shares of the Company's Common Stock, 164,760 in-the-money Common Stock options, 55,540 in-the-money Common Stock warrants and 117,320 out-of-the money Common Stock warrants, including approximately 149,280 shares of the Company's Common Stock and Preferred Stock Warrants exercisable on an as converted basis for approximately 115,400 shares of the Company's Common Stock in exchange for an aggregate of 94,106 shares of BTC Common Stock acquired since January 1, 1994 for a total of $2,579,261.

     The terms of the merger reflected an agreed value for the Company's Common Stock of $12.50 per share (as adjusted for the 20 for 1 Common Stock split effected concurrently with the merger). The transactional value was mutually determined by the Company and BTC after consultation with their respective financial advisors. At a valuation of $12.50 per share, BTC's holdings of the Company's securities were valued at $22.6 million (accounting for approximately 60% of BTC's total value) and BTC's other assets, comprised primarily of the consulting business of GLA International, Inc. ("GLA"), were valued at approximately $13.8 million. At a price of $12.50 per share, BTC's fully diluted equity was valued at approximately $36.4 million. In exchange for all of the outstanding securities of BTC, the Company issued 2,167,360 shares of the Company's Common Stock (representing 756,340 incremental shares) valued at approximately $27.1 million, 81,597 Preferred Stock Warrants valued at approximately $5.0 million, 375,860 in-the-money Common Stock warrants and options, and 758,980 out-of- the money Common Stock warrants.

     Pursuant to the terms of a Management and Services Agreement dated November 10, 1993 between the Company and BTC (which was cancelled upon effectiveness of the merger), BTC had assigned and made available to the Company the services of the Company's Chief Executive Officer on an as-needed basis and the services of BTC's Chief Executive Officer to act as Chairman of the Board of the Company, and had provided, at BTC's principal executive offices, sufficient office space and support services for the Company's principal executive offices for a fee of $250,000 per annum, plus the Company's proportionate share of rent, utilities and telephone expenses. Pursuant to a Consulting Agreement, GLA provided network engineering, design and other services to the Company. During the year ended December 31, 1995, the Company paid BTC and GLA a total of $1,478,000 pursuant to such arrangements.

     Pursuant to the terms of a Management and Services Agreement dated as of January 2, 1996 between the Company and Brooks Telecommunications International, Inc. ("BTI", a company spun-off to the stockholders of BTC prior to its merger with the Company), the Company has agreed to assign and make available to BTI, on a part-time, as needed basis, the services of its Chairman to act as Chairman and Chief Executive Officer of BTI and provides to BTI sufficient office space and support services to conduct its business, for a fee of $150,000 per annum plus BTI's proportionate share of rent, utilities, telephone and other out-of-pocket expenses.

     As a result of the City Signal Acquisition, Ronald H. Vander Pol received 2,240,000 shares of the Company's Common Stock. On May 1, 1996, Mr. Vander Pol transferred all of such shares to the National Christian Charitable Foundation, Inc., which currently owns 2,016,000 of such shares and has the option to require the Company to repurchase any or all of such shares at a price of $12.50 per share on or before February 1, 1998.

                                   PROPOSAL 2
             PROPOSAL TO AMEND RESTATED CERTIFICATE OF INCORPORATION
                    TO PROVIDE FOR THREE CLASSES OF DIRECTORS

     On February 23, 1996, the Board of Directors unanimously adopted a resolution setting forth and declaring the advisability of the proposed amendment to the Company's Restated Certificate of Incorporation set forth in Annex A to this Proxy Statement. The proposed amendment would add a new Article Tenth to the Company's Restated Certificate of Incorporation to provide for three classes of directors having staggered terms of office. The Board of Directors directed that the proposed amendment be considered by the Stockholders at the 1996 Annual Meeting.

     The proposed amendment to the Company's Restated Certificate of Incorporation would provide for the eventual election of directors for three-year rather than one-year terms, with approximately one-third of the directors to be elected each year. Under the proposed amendment, the eight (8) directors elected at the 1996 Annual Meeting will be divided into three classes, with the two (2) directors in Class I elected for a term of one year, the three
(3) directors in Class II elected for a term of two years, and the three (3) directors in Class III elected for a term of three years, and in each case, until their respective successors will have been elected and qualified in the class to which such director is assigned or until such director's earlier death, resignation or removal. Commencing in 1997 and at each Annual Meeting of Stockholders thereafter, the successors of the directors of the class whose term expires in that year will be elected to hold office for a term of three years (and until their respective successors shall have been elected and qualified in such class or until their respective earlier death, resignation or removal), so that the term of one class of directors shall expire in each year. If the number of directors is changed, any increase or decrease in directorships will be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class will hold office only until the next election of directors by the Stockholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors, whether arising through death, resignation or removal, or through an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy will hold office only until the next election of directors by the Stockholders.

     If the proposed amendment is adopted, the provision for a classified Board of Directors could not be amended or repealed without the approval of the holders of two-thirds of the issued and outstanding shares of the Company's stock entitled to vote generally in the election of directors. This will prevent any Stockholder or group of Stockholders with less than two-thirds of the voting power from avoiding the requirements of the proposed amendment by simply repealing it.

     Provisions for classified Boards has been authorized by Delaware and other corporate laws for many years and provisions similar to the proposed amendment have been adopted by many public companies. The Board of Directors believes that dividing the directors into three classes having staggered three-year terms of office will be advantageous to the Company and its Stockholders because the likelihood of continuity and stability in the Company's business strategies, management and policies will be enhanced. Moreover, it will assure that a majority of the directors at any given time will have prior experience as directors of the Company. The Board believes that this, in turn, will permit the Board more effectively to represent the interests of Stockholders in a variety of situations, including responding to circumstances created by demands or actions by a particular Stockholder or group of Stockholders.

     Recently the Company believes there has been an increasing number of attempts by various individuals and entities to acquire significant stockholder positions in companies, with the intent of obtaining control of the companies by electing their own slate of directors, or to achieve some other goal by threatening to obtain such control, such as pressuring the company to effect a restructuring or to repurchase their shares at a premium. Such insurgents have sometimes been able to elect a majority or more of a company's board of directors through a proxy contest or otherwise, even though they have owned less than a majority of the company's outstanding voting securities.

     If adopted, the proposed amendments would operate to increase the amount of time it would take a purchaser to obtain control of the Board of Directors. The delay arises because, under the proposed amendments, it will generally take a purchaser at least two annual meetings of Stockholders instead of one to effect a change in control of the Board of Directors. Accordingly, the adoption of the proposed amendments may deter purchase of the Company's securities by persons seeking to obtain control over the Company, as well as possible takeover attempts which some or a majority of holders of Common Stock may deem to be in their best interests. In addition, the proposed amendments, which would apply to every election of directors, would delay Stockholders who are not in agreement with the policies of the Board of Directors from removing a majority of the Board for at least two years unless they could obtain the required two-thirds Stockholder vote. However, the Board believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Company outweigh the disadvantages of discouraging such proposals. The Board of Directors believes that the proposed amendments will not only ensure some continuity in the affairs and business strategy of the Company but will also provide the Board of Directors with time to review any proposal and appropriate alternatives thereto to assure that the interests of all Stockholders are protected to the maximum extent possible.

     The provision for a staggered Board of Directors would supplement other provisions which the Company has in place which are designed to enhance the ability of the Board of Directors to negotiate on behalf of Stockholders in a takeover situation. The Company's Restated Certificate of Incorporation authorizes the issuance by the Board of Directors of up to 14,821,320 additional shares of Common Stock which have not been reserved for issuance upon exercise of outstanding options and warrants and 990,012 shares of Preferred Stock without further action or authorization by the Stockholders (unless required in a specific instance by Delaware law or the Nasdaq rules). Such shares will be available for possible future acquisitions, equity financing and other corporate purposes and also could be used by the Board to make a change in control more difficult. The Company's Restated Certificate of Incorporation does not provide for cumulative voting. Moreover, on February 23, 1996, the Company's Board of Directors declared a distribution of one preferred stock purchase right for each outstanding share of Common Stock, which rights become exercisable if a person or group acquires twenty percent (20%) or more of the Company's Common Stock or announces an intent to make a tender offer for twenty percent (20%) or more of the Company's Common Stock without prior written consent of the Company. The Company is also subject to the anti-takeover provisions of Section 203 of the General Corporation Law of the State of Delaware which prohibits the Company from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. In addition, most of the existing indebtedness of the Company and the Company's employee stock options are subject to acceleration in the event of a change-in-control of the Company. The Board of Directors has no present intention of proposing the adoption of other measures intended to have an anti-takeover effect.

     The affirmative vote of the holders of two-thirds of the shares of Common Stock outstanding on the record date is required to adopt the proposed amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CLASSIFY THE BOARD OF DIRECTORS.

                                   PROPOSAL 3
                APPROVAL OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

     The 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board of Directors on February 20, 1996, subject to approval by the stockholders within twelve months thereafter. The purpose of the Stock Purchase Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock with payroll deductions. An aggregate of 500,000 shares of Common Stock have been reserved for issuance pursuant to the Stock Purchase Plan. The Stock Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. It is intended that the Stock Purchase Plan shall qualify as an Employee Stock Purchase Plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     A copy of the Stock Purchase Plan is attached to this Proxy Statement as Annex B. The following summary of the terms thereof is qualified in its entirety by reference thereto. Stockholders are urged to refer to the Stock Purchase Plan document and to read it carefully for a complete statement of the provisions summarized herein.


ELIGIBILITY

     Eligible employees of the Company and each of its subsidiaries may participate in the Stock Purchase Plan. As of May 31, 1996, there were approximately 530 employees eligible to participate in the Stock Purchase Plan.

     An employee is eligible to participate in the Plan if the employee is a regular full-time employee who is customarily employed for more than 20 hours per week and more than five months in any calendar year by the Company or any subsidiary, except that no employee may participate (1) if immediately after the grant the employee would own 5% or more of the total combined voting power of all classes of stock of the Company, or (2) if participation would permit the employee to purchase shares under all employee stock purchase plans of the Company and its subsidiaries at a rate which exceeds $25,000 of fair market value for any year.


OFFERINGS UNDER THE PLAN

     It is contemplated that, in a series of annual offerings aggregating 500,000 shares of Common Stock over a period of five years, the Company will offer to all eligible employees the right to purchase shares of Common Stock under the Stock Purchase Plan. The Stock Purchase Plan provides that each offering will commence on an "Offering Date" of May 1 in each year and will end on a "Termination Date" of April 30 in each year except that the Offering Date for the first offering is May 8, 1996, and the Termination Date for such offering shall be April 30, 1997. The period during which an offering is in effect is an "Offering Period." Under the Stock Purchase Plan, however, the Company is not required to make any further offerings.

     Each participant will be granted the opportunity to authorize payroll deductions of not less than 1% nor more than 10% of an employee's cash compensation during an Offering Period, but not more than $25,000 per year. Subject to the terms and conditions of the Stock Purchase Plan, amounts withheld from payroll will be applied at the end of each Offering Period to purchase shares of the Company's Common Stock. Participants may withdraw their contributions at any time before such shares are purchased. Such shares will be purchased at a price equal to the lower of 85% of the fair market value of the Common Stock on the Offering Date or 85% of the fair market value of the Common Stock on the Termination Date ("Purchase Price"); the fair market value of the Common Stock on the Offering Date for the first Offering Period is $27.00 per share, which is the initial public offering price per share at which shares of the Common Stock were sold to the public in the Company's initial public offering on May 2, 1996.

     The shares will be purchased following the Termination Date for the full number of shares of Common Stock which may be purchased with the aggregate payroll deductions held by the Company on the participant's behalf. Such shares, together with cash for any fractional share interests, will be delivered to participants as promptly as practicable after the Termination Date. If the total number of shares which may be purchased with such payroll deductions exceeds the number of shares then available under the Stock Purchase Plan, the Company will make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable, and the excess payroll deductions which have been made will be refunded, together with simple interest determined as follows. The Company will select a money market fund as a measure of determining simple interest earned on payroll deductions, and the amount of interest paid will be an amount equal to one-half of the average monthly rates earned by such money market fund during the period in which the participant was contributing through payroll deductions during the offering. The Company will give written notice of such allocation to each participant affected.

     If a participant terminates employment for any reason, including retirement, during an Offering Period, the participant is no longer eligible to participate in the Stock Purchase Plan. If a participant terminates employment during an Offering Period for any reason other than death or retirement on or after age 60, the participant will be repaid the total amounts which have been withheld in respect of such Offering Period. If a participant terminates employment during an Offering Period by reason of death or retirement on or after age 60, the participant or the participant's beneficiary will be paid the amounts held by the Company on the participant's behalf through payroll deductions, together with simple interest determined in the manner described above.


ADMINISTRATION OF THE STOCK PURCHASE PLAN

     The Stock Purchase Plan is administered by the Compensation Committee of the Company (the "Compensation Committee") consisting of not less than three directors appointed by the Board of Directors from those members who are not eligible to participate in the Stock Purchase Plan and who have not been eligible within the previous year. The Compensation Committee is vested with full power and authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Stock Purchase Plan.


CHANGES IN CAPITALIZATION

     In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, offering of rights, or any other change in the structure of the Common Stock of the Company, the Compensation Committee may make such adjustment, if any, as it may deem appropriate in the number, kind and purchase price of shares available for purchase under the Stock Purchase Plan and in the number of shares which any employee is entitled to purchase.


CHANGE IN CONTROL

     A Termination Date shall occur as to any offering then in effect on the date of any Change in Control. For this purpose, a "Change in Control" means (1) a change in control of a nature that would be required to be reported in the Company's proxy statement pursuant to the proxy rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act");
(2) if any person or group becomes the beneficial owner (determined in accordance with Rule 13d-3 under the 1934 Act) of securities of the Company which represent 40% or more of the combined voting power of the Company's outstanding securities; (3) at any election or elections, persons not proposed for nomination or nominated by the management of the Company are elected directors of the Company and together constitute 50% or more of the Board of Directors; or (4) any person or group solicits and receives valid proxies for the election of directors in opposition to nominees of management of the Company representing an aggregate of 50% or more of the combined voting power of the Company's outstanding securities.


AMENDMENT OR TERMINATION

     The Board of Directors of the Company may at any time amend or terminate the Stock Purchase Plan. No such termination may adversely affect the rights of any participant in any offering then being made under the Stock Purchase Plan. An amendment which would increase the number of shares covered by the Stock Purchase Plan may not be made without approval of the Stockholders of the Company.

     If the Stock Purchase Plan is not approved by the Stockholders, all amounts held by the Company on behalf of participants will be refunded together with simple interest determined in the manner described above.

     The Stock Purchase Plan will terminate in any event on April 30, 2001.


FEDERAL INCOME TAX EFFECTS

     The amount which an employee contributes to the Stock Purchase Plan through payroll deductions is currently taxed as ordinary income. The employee does not recognize income on either the Offering Date or the Termination Date. However, if the employee disposes of shares of the Common Stock acquired pursuant to the Stock Purchase Plan (other than by death) within two years from the related Offering Date, the employee will recognize ordinary income equal to the excess of the fair market value of such shares on the related Termination Date over the Purchase Price. The employee's basis in any shares disposed of, for purposes of computing gain or loss upon the disposition, will be the fair market value of the shares on the related Termination Date. The Company will be entitled to a deduction in an amount equal to the amount includible as ordinary income. The Company's deduction will be taken in its taxable year in which or which ends within the taxable year of the employee in which the employee recognizes the income.

     If the employee disposes of Common Stock two or more years after the related Offering Date, or if the employee dies without having disposed of Common Stock, the employee will recognize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the related Offering Date over the Purchase Price, or (b) the excess (if any) of the fair market value of the Common Stock on the date of disposition or death, over the Purchase Price. The basis of the shares will be the sum of the Purchase Price and the amount of any such recognized income.

     Any interest on the employee's funds held by the Company which are paid to the employee is ordinary income.

     The affirmative vote of a majority of the shares of Common Stock present and represented by proxy at the Annual Meeting is required to approve the adoption of the Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE STOCK PURCHASE PLAN.

                                   PROPOSAL 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit Committee, has determined to appoint KPMG Peat Marwick LLP ("Peat Marwick") as the Company's independent accountants for the fiscal year ending December 31, 1996. A resolution will be presented at the meeting to ratify the appointment of Peat Marwick.

     Peat Marwick acted as independent accountants of the Company for the fiscal year ended December 31, 1995 and their report on the Company's consolidated financial statements for the two fiscal years ended December 31, 1995 and the period from inception to December 31, 1993 is included as part of the Company's 1995 Annual Report to Stockholders which accompanies this Proxy Statement. Effective December 1995, the Company changed its principal independent accounting firm from Arthur Andersen LLP to Peat Marwick. The decision to change accounting firms was approved by the Audit Committee of the Company's Board of Directors. None of the reports of Arthur Andersen LLP on the financial statements of the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified in any respect. The Company has not had any disagreement with Arthur Andersen LLP with respect to any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which would have caused Arthur Andersen LLP to make reference to the matter of disagreement in connection with any report.

     The Company has been advised that a representative of Peat Marwick will be present at the meeting with an opportunity to make a statement if such representative desires and will be available to respond to appropriate questions of the Stockholders.

     The affirmative vote of a majority of the shares of Common Stock present and represented by proxy at the Annual Meeting is required to ratify the appointment of Peat Marwick as the Company's independent accountants for the fiscal year ending December 31, 1996.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PEAT MARWICK AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                              STOCKHOLDER PROPOSALS

     Proposals of Stockholders intended for inclusion in the Company's Proxy Statement and proxy relating to the 1997 Annual Meeting of Stockholders should be sent to: Senior Vice President and Chief Financial Officer, Brooks Fiber Properties, Inc., 425 Woods Mills Road South, Suite 300, Town & Country, Missouri 63017, and must be received by December 9, 1996.


                                  MISCELLANEOUS

     This solicitation of proxies is made by the Board of Directors of the Company. The solicitation will be by mail and the expense thereof will be paid by the Company. In addition, proxies may be solicited by telephone or telefax by directors, officers and regular employees of the Company.

     Management knows of no other matters to come before the meeting. However, if any other matters properly come before the meeting or any postponement or adjournment thereof, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

     Even if you plan to attend the meeting in person, please execute, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy and vote in person. A postage-paid, return-addressed envelope is enclosed for your convenience. No postage need be affixed if mailed in the United States. Your cooperation in giving this your immediate attention will be appreciated.

                                        By Order of the Board of Directors


                                        JOHN P. DENNEEN, Secretary

St. Louis, Missouri
July __, 1996

                                                                         ANNEX A

     Amend the Restated Certificate of Incorporation of the Company by inserting the following new Article Tenth:

TENTH.

     A. The Board of Directors shall be divided into three (3) classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the annual meeting of stockholders to be held in 1996, the directors of Class I shall be elected for a term of one year, the directors of Class II shall be elected for a term of two years, and the directors of Class III shall be elected for a term of three years, and in each case, until their respective successors shall have been elected and qualified in the class to which such director is assigned or until their earlier death, resignation and removal. At each annual meeting of stockholders thereafter, the successors of the directors of the class whose term expires in that year shall be elected to hold office for a term of three years (and until their respective successors shall have been elected and qualified in such class or until their earlier death, resignation or removal), so that the term of one class of directors shall expire in each year. If the number of directors is changed, any increase or decrease in directorships shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office only until the next election of directors by the stockholders, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors, whether arising through death, resignation or removal, or through an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.

     B. Notwithstanding anything in the Certificate of Incorporation or By-Laws of the Corporation to the contrary, whenever the holders of any one or more classes or series of shares of capital stock of the Corporation other than shares of Voting Common Stock shall have the right, voting separately by class or series, to elect directors, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of the Restated Certificate of Incorporation of the Corporation or any Certificate of Designation thereunder applicable thereto; and such directors so elected shall not be divided into classes pursuant to this Article Tenth unless expressly provided by such terms.

                                                                         ANNEX B

                          BROOKS FIBER PROPERTIES, INC.
                        1996 EMPLOYEE STOCK PURCHASE PLAN


     1. PURPOSE. The purpose of this Brooks Fiber Properties, Inc., Employee Stock Purchase Plan is to provide eligible Employees of Brooks Fiber Properties, Inc. and its Subsidiaries the opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock. It is intended that this Plan shall qualify as an Employee Stock Purchase Plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

     2. DEFINITIONS. As used in this Plan, the following terms have the following meanings:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the Committee described in paragraph 12.

     (d) "Common Stock" means shares of authorized but unissued shares of Voting Common Stock, $0.01 par value per share, of the Company or such stock which has previously been issued and reacquired by the Company and is held in the treasury of the Company.

     (e) "Company" means Brooks Fiber Properties, Inc., a Delaware corporation.

     (f) "Compensation" means all wages, salaries, bonuses and other forms of direct remuneration received by an Employee.

     (g) "Employee" means a regular full-time employee who is customarily employed for more than twenty hours per week and more than five months in any calendar year by the Company or any Subsidiary.

     (h) "Fair Market Value" means the fair market value of one share of Common Stock as of a particular day, which shall generally be the mean between the high and the low sales prices per share of Common Stock on the NASDAQ National Market (or if no sales of Common Stock were made on that day, the mean between the high and low sales prices per share of the Common Stock on the NASDAQ National Market on the next preceding day on which sales were made on such market), or such other valuation method as may be determined by the Committee. Notwithstanding the foregoing, "Fair Market Value" of one share of Common Stock on the Offering Date of the first Offering Period under this Plan shall be the initial public offering price per share at which shares of Common Stock are sold to the public in the Company's initial public offering.

     (i) "Fiscal Year" means the fiscal year of the Company.

     (j) "Money Market Fund" means that money market fund determined from time to time by the Company as a measure of determining simple interest under the Plan.

     (k) "Offering Date" means the first business day of an Offering Period. The "Offering Date" of the first Offering Period under this Plan shall be the closing date of the initial public offering of shares of the Common Stock.

     (l) "Offering Period" means the period during which an offer to purchase Common Stock is in effect under this Plan.

     (m) "Plan" means this Brooks Fiber Properties, Inc. 1996 Employee Stock Purchase Plan.

     (n) "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain, owns stock possessing fifty percent ("50%") or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (o) "Termination Date" means April 30 in the year following an Offering Date, or such other date specified in paragraph 15.

     3. ELIGIBILITY. Each Employee shall be eligible to participate in offerings under the Plan subject to the limitations imposed by Section 423(d) of the Code and the limitations herein contained.

     Any provision of the Plan to the contrary notwithstanding, no Employee shall be eligible to purchase shares of Common Stock pursuant to the Plan:

     (a) if, immediately after such purchase, such Employee would own shares of stock of the Company, possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company; or

     (b) if such purchase would permit the Employee to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries described in
Section 423 of the Code at a rate which exceeds $25,000 of Fair Market Value in any Fiscal Year.

     For purposes of this paragraph, the rules of Section 425(d) of the Code shall apply in determining the stock ownership of an individual. All Employees participating in the Plan shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

     4. OFFERING DATES. It is contemplated that the Plan will be implemented by annual offerings which shall be consecutively numbered. Offering number one shall commence on the closing date of the initial public offering of shares of the Common Stock and shall end on April 30, 1997. Each succeeding offering if authorized by the Committee shall commence on an Offering Date and shall end on a Termination Date. Only one offering may be in effect as to any Employee at any one time. Participation in any offering under the Plan shall neither limit nor require participation in any other offering.

     5. PARTICIPATION.

     (a) All Employees shall be given notice of each offering within a reasonable time after determination to make such offering has been made by the Committee.

     (b) Participation in the Plan shall be limited to eligible Employees. An eligible Employee may become a participant by filing a written notice of election to participate on the form provided by the Company with the Human Resources Department of the Company no later than 15 days prior to the applicable Offering Date and such notice shall become effective on such Offering Date, except that such notice for the first Offering Period must be filed within 30 days after receipt of the Company's Prospectus with respect thereto and such notice shall, at the option of a participant, become effective either on the Offering Date for such first Offering Period or on the first payroll date following receipt of the participant's notice.

     (c) A participant may discontinue or reduce participation in the Plan as provided in paragraph 10 hereof, but no other change can be made during an Offering Period.

     6. PAYROLL DEDUCTIONS.

     (a) At the time a participant files a notice of election to participate in the Plan, the participant shall authorize the Company and/or the Subsidiary by whom the participant is employed to withhold from the participant's Compensation throughout the Offering Period the amount specified in the participant's election form. Payroll deductions when authorized for a participant shall commence on the date when the authorization for payroll deduction becomes effective and shall end on the Termination Date of the Offering Period unless sooner terminated by the participant as provided under paragraph 10 hereof.

     (b) Each such authorization shall direct the Company and/or the Subsidiary to withhold amounts through payroll deductions pursuant to the terms of the Plan. The amount to be withheld shall be a percentage of the participant's Compensation in 1% increments not to exceed 10% of Compensation. A participant may, if the participant desires, elect a maximum dollar limitation on the amount to be contributed.

     (c) Funds accumulated under the Plan may only be returned pursuant to the terms of the Plan.

     7. PURCHASE PRICE.

     The purchase price of shares of Common Stock in any offering under the Plan shall be the lower of:

     (i) 85% of the Fair Market Value of the Common Stock on the Offering Date for such offering; or

     (ii) 85% of the Fair Market Value on the Termination Date of such offering.

     8. PURCHASE OF SHARES.

     (a) The aggregate payroll deductions held by the Company on each participant's behalf on the Termination Date shall be used to purchase the number of full shares which may be purchased with such deductions at the purchase price determined pursuant to paragraph 7 hereof as promptly as practicable following the Termination Date.

     (b) No purchase of Common Stock under the Plan shall be made prior to the close of business on the Termination Date of the particular offering.

     9. PAYMENT AND DELIVERY.

     As soon as practicable after the Termination Date of each offering, the Company will deliver to each participant that number of shares of Common Stock for which the participant has made payroll deductions, based upon the formula price set forth in paragraph 7. Cash will be distributed in lieu of fractional shares.

     10. WITHDRAWAL.

     (a) By written notice to the Company prior to the close of business on any Termination Date, a participant may cease payroll deductions for future payroll periods. A participant electing to cease payroll deductions may elect either to
(i) withdraw the payroll deductions theretofore credited to the account of such participant under the Plan or (ii) allow such payroll deductions to remain in the participant's account under the Plan. If any participant elects to withdraw the payroll deductions credited to his or her account, such amounts will be paid to the participant as soon as practicable after receipt of notice of withdrawal. Following receipt of notice hereunder, no further payroll deductions will be made for the participant, and the participant may not thereafter participate in the offering then in effect.

     (b) A participant's withdrawal from any offering will not have any effect upon the participant's eligibility to participate in succeeding offerings or in any similar plan which may hereafter be adopted by the Company.

     11. STOCK.

     (a) The shares to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares to be originally issued for such purpose. The maximum number of shares which shall be made available for sale under the Plan shall be 500,000 shares (subject to adjustment upon changes in capitalization of the Company as provided in paragraph 15 hereof). If the total number of shares which may be purchased under the Plan for any offering in accordance with paragraph 8 hereof exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and the excess payroll deductions which have been made pursuant to the authorization therefor shall be returned to the respective participants, together with simple interest on such amounts. The amount of such simple interest to be paid to the participant shall be one-half of the average monthly rates earned by the Money Market Fund during the period in which the participant was contributing through payroll deductions during the offering.

     (b) No participant shall have any interest in shares of Common Stock under the Plan until the shares have been fully paid for and shall have been delivered by the Company to such participant.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant.

     (d) In no event shall any certificates for fractional shares be issued under the Plan.

     12. ADMINISTRATION.

     (a) The Plan shall be administered by a Committee appointed by the Board of Directors of the Company consisting of not less than three members of the Board of Directors (the "Committee"). No member of the Committee shall be an officer or Employee of the Company or of any of its Subsidiaries or be eligible to participate in the Plan. All members of the Committee shall serve at the pleasure of the Board of Directors of the Company which may, from time to time, remove members from, or add members to, the Committee.

     (b) A majority of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     (c) The Committee shall have full authority to make, administer and interpret such rules and regulations and to promulgate such forms as it deems necessary to administer the Plan, and any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final and conclusive and binding upon all participants and any and all persons claiming under or through any participant.

     13. DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares or cash to the participant's credit under the Plan in the event of such participant's death prior to delivery of such shares or cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated under the Plan, the Company shall, in accordance with paragraph 9 hereof, deliver such shares or cash to such beneficiary in accordance with paragraph 16(b) hereof. Unless the participant files a different beneficiary form, the beneficiary entitled to receive life insurance proceeds on account of the participant's death under the Company's group term life insurance plan, shall be the designated beneficiary under this Plan. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the legatee or legatees of the participant or to the personal representatives or distributees of the participant.

     14. RESTRICTIONS ON TRANSFERABILITY. Except as provided in paragraph 13, neither payroll deductions to a participant's credit under the Plan nor any rights with regard to the exercise of an option to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10. A participant's rights and all options granted under the Plan shall be exercisable during the participant's lifetime only by such participant. The Company's obligation to sell and deliver Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such Common Stock.

     15. CHANGES IN CAPITALIZATION AND CHANGE IN CONTROL.

     (a) In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, offerings or rights or any other change in the structure of the Common Stock, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind and purchase price of shares available for purchase under the Plan.

     (b) Subject to paragraph 19, a Termination Date shall occur as to any offering then in effect on the date of a Change in Control. For this purpose, a Change in Control shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). Without limiting the foregoing, a Change in Control shall be deemed to have occurred for purposes of this Agreement, regardless of the provisions of the Exchange Act, if (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, and including any "group" of persons) is or becomes the beneficial owner (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company which, when combined with all securities of the Company theretofore directly or indirectly beneficially owned by such person, represent 40% or more of the combined voting power of the Company's then outstanding securities; (ii) at any election or series of elections, persons not proposed for nomination or nominated by the management of the Company are elected as directors of the Company, and together constitute 50% or more of the Board; or (iii) any person or group solicits and receives valid proxies for the election of directors of the Company in opposition to nominees of management of the Company representing an aggregate of 50% or more of the combined voting power of the Company's then outstanding securities.

     16. TERMINATION OF EMPLOYEE'S RIGHTS OF PARTICIPATION.

     (a) Except as provided herein, an Employee's right to participate in the Plan shall terminate upon the termination of such Employee's employment with the Company or a Subsidiary of the Company for any reason including retirement.

     (b) If a participant terminates employment for any reason other than death, or retirement on or after age 60, during an Offering Period, the participant shall be repaid the total amounts which have been withheld in respect of such Offering Period pursuant to paragraph 6. If a participant terminates employment by reason of death, or retirement on or after age 60, during an Offering Period, the participant or the designated beneficiary (or other person identified in paragraph 13) of such participant shall be paid the amounts accumulated on behalf of such participant through payroll deductions together with simple interest at a rate equal to the average monthly rates earned by the Money Market Fund during the period in which the participant was contributing during such Offering Period. If a participant dies on or after a Termination Date but prior to the delivery of shares purchased on behalf of such participant on such Termination Date, the shares shall be delivered to the designated beneficiary (or other person identified in paragraph 13) of such participant.

     17. AMENDMENT OR TERMINATION. The Board may at any time terminate, withdraw, suspend, modify or amend the Plan. No such termination may adversely affect the rights of any participant in any offering then being made under the Plan, nor may an amendment be made without the prior approval of the stockholders of the Company if such amendment requires the sale of more shares than are authorized under paragraph 11 of the Plan. The Plan will terminate in any event on April 30, 2001, and no offering hereunder will be commenced thereafter. Although it is presently contemplated that offerings will be made under the Plan each year during the term of the Plan, the Company shall not be obligated to any Employee or other person whatsoever to make any offering under the Plan, or having made any offering or offerings, to make any further offering or offerings under the Plan.

     18. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Human Resources Department of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     19. STOCKHOLDER APPROVAL. The Plan has been adopted by the Board on February 20, 1996 and is subject to the approval of the holders of the Common Stock within 12 months after its adoption by the Board. No shares of Common Stock shall be purchased under the Plan until such stockholder approval is obtained. If such stockholder approval is not obtained within such twelve month period, all amounts accumulated under the Plan on behalf of participants shall be refunded to the respective participants or their designated beneficiaries, together with simple interest on such amounts at a rate equal to the average monthly rates earned by the Money Market Fund during the period in which the participants were contributing during the offering.

     20. APPLICATION OF FUNDS. All proceeds received by the Company from the sale of stock under the Plan will be used for general corporate purposes.

     21. GOVERNING LAW. This Plan and all agreements entered into under the Plan shall be construed in accordance with and shall be governed by the laws of the State of Missouri.